Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of March 19, 2007 (this “Amendment”), representing an amendment to the Amended and Restated Credit Agreement, dated as of February 21, 2006 (the “Credit Agreement”), among K2 INC. and each of its subsidiaries party thereto, each of the lending institutions from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as a contractual representative for the Lenders (the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as a contractual representative for the Lenders (the “Collateral Agent”), and acting through its London branch (the “U.K. Security Trustee”).

W I T N E S S E T H :

WHEREAS, K2 Inc. and each of its subsidiaries party to the Credit Agreement, the Collateral Agent, the Administrative Agent and the Lenders are parties to the Credit Agreement;

WHEREAS, K2 Inc. and each of its subsidiaries party to the Credit Agreement have requested that the Administrative Agent and the Required Lenders agree to amend certain provisions of the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders parties hereto are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein; and

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

2. Amendment to the Definition of “Advance” in Subsection 1.1. The definition of “Advance” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “Swingline Loans” in the fifth line thereof the phrase “, European Swingline Loans”.

3. Amendment to the Definition of “Agent” in Subsection 1.1. The definition of “Agent” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “Administrative Agent” in the first and second line thereof the phrase “, the European Agent”.

4. Amendment to Definition of “Appraised Inventory” in Subsection 1.1. The definition of “Appraised Inventory” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “the U.K. Obligated Parties,” in the second line thereof the phrase “the Norwegian Borrower,”.

5. Amendment to Definition of “Availability Reserves” in Subsection 1.1. The definition of “Availability Reserves” in subsection 1.1 of the Credit Agreement is hereby amended by inserting (i) after “three months rent” in the third line thereof the phrase “or mortgage payments” and (ii) after “leased” in the third line thereof the phrase “or owned”.

6. Amendment to the Definition of “Banking Services” in Subsection 1.1. The definition of “Banking Services” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “any Obligated Party” in the second line thereof the phrase “or the Hong Kong Subsidiary”.

7. Amendment to the Definition of “Borrower” in Subsection 1.1. The definition of “Borrower” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “any U.K. Borrower,” in the first line thereof the phrase “the Norwegian Borrower, the Dutch Borrower,”.

8. Amendment to the Definition of “Borrowing Base” in Subsection 1.1. The definition of “Borrowing Base” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “the U.K. Borrowing Base,” in the first line thereof the phrase “the Norwegian Borrowing Base,”.

9. Amendment to the Definition of “Business Day” in Subsection 1.1. The definition of “Business Day” in subsection 1.1 of the Credit Agreement is hereby amended by:

(a) deleting the word “and” after the phrase “commercial lending activities,” in the ninth line thereof; and

(b) inserting after “commercial lending activities” in the twelfth line thereof the phrase “, (e) with respect to any transaction in connection with any Loan to the Norwegian Borrower, a Business Day pursuant to clause (a) preceding and on which banks generally are open in London, England for the conduct of substantially all of their commercial lending activities, and (f) with respect to any transaction in connection with any Loan to the Dutch Borrower, a Business Day pursuant to clause (a) preceding, a TARGET Day and any day on which banks generally are open in London, England for the conduct of substantially all of their commercial lending activities.”

10. Amendment to the Definition of “Eligible Accounts” in Subsection 1.1. The definition of “Eligible Accounts” in subsection 1.1 of the Credit Agreement is hereby amended by:

(a) inserting after “the U.K. Obligated Parties,” in the second line thereof the phrase “the Norwegian Borrower,”

(b) inserting after “the U.K. Obligated Parties,” in the third line of clause (e) thereof the phrase “the Norwegian Borrower,”;

(c) inserting after “U.K. Obligated Party,” in the fourth line of clause (h) thereof the phrase “Norwegian Borrower,”;

(d) deleting and replacing clause (l) in its entirety as follows:

“(l) which, unless such Account is covered by credit insurance pursuant to a policy in form and substance (including the right of the Administrative Agent to directly collect such insurance during the existence of any Default), and from an insurer, reasonably acceptable to the Administrative Agent or is supported by a Letter of Credit, bank guarantee or bill of exchange accepted by a bank and in each case, acceptable to the Administrative Agent, which is in the possession of the Collateral Agent, and which, together with all related letter-of-credit rights, is subject to a first priority Lien in favor of the Collateral Agent,

(i) for any Canadian Obligated Party, is owed by an Account Debtor, which (A) does not maintain its chief executive office in Canada (excluding Quebec) or the U.S. or (B) is not organized under applicable law of Canada or the U.S. or any province of Canada (excluding Quebec) or state of the U.S.,

(ii) for any U.K. Obligated Party, is owed by an Account Debtor, which (A) does not maintain its chief executive office in the U.K. or the U.S. or (B) is not organized under applicable law of the England or the U.S. or any state of the U.S.,

(iii) for the Norwegian Borrower, is owed by an Account Debtor, which (A) does not maintain its chief executive office in Norway, Sweden, Germany or the U.S. or (B) is not organized under applicable law of Norway, Sweden, Germany or the U.S. or any state of the U.S., and

(iv) for any U.S. Borrower, is owed by an Account Debtor which (A) does not maintain its chief executive office in the U.S. or Canada (excluding the province of Quebec) or (B) is not organized under applicable law of the U.S., any state or of the U.S., Canada, or any province or territory of Canada (excluding the province of Quebec).”

(e) deleting and replacing clause (m) in its entirety as follows:

“(m) which is owed (a) to any Canadian Obligated Party in any currency other than Canadian dollars or U.S. dollars, (b) to any U.K. Obligated Party in any currency other than British Pounds Sterling, Euros or U.S. dollars, (c) to the Norwegian Borrower in any currency other than Norwegian Kroner, Euros, Swedish Kroner, Swiss Francs or U.S. dollars, or (d) to any U.S. Borrower in any currency other than U.S. dollars or, with respect to Canadian Subsidiaries of WalMart Stores, Inc., in Canadian dollars;”

(f) inserting after “U.K. Obligated Party,” in the third line of clause (t) thereof the phrase “Norwegian Borrower,”;

(g) inserting after “U.K. Obligated Party,” in the fifth line of clause (t) thereof the phrase “Norwegian Borrower,”;

(h) inserting after “U.K. Obligated Party,” in the second line of clause (u) thereof the phrase “Norwegian Borrower,”; and

(i) inserting after “the U.K. Obligated Parties,” in the seventh line of clause (x) thereof the phrase “the Norwegian Borrower.”.

11. Amendment to the Definition of “Eligible Inventory” in Subsection 1.1. The definition of “Eligible Inventory” in subsection 1.1 of the Credit Agreement is hereby amended by:

(a) inserting after “U.K. Obligated Parties,” in the second line thereof the phrase “Norwegian Borrower,”;

(b) inserting after “England (with respect to any U.K. Obligated Party),” in the second line of clause (g) thereof the phrase “Norway (with respect to the Norwegian Borrower),”;

(c) inserting after “U.K. Obligated Party,” in the fourth line of clause (g) thereof the phrase “Norwegian Borrower,”;

(d) inserting after “U.K. Obligated Party,” in the second line of clause (j) thereof the phrase “Norwegian Borrower,”;

(e) inserting after “U.K. Obligated Party,” in the second line of clause (k) thereof the phrase “Norwegian Borrower,”; and

(f) inserting after “U.K. Obligated Party,” in the second line of clause (l) thereof the phrase “Norwegian Borrower,”.

12. Amendment to the Definition of “Eurodollar Base Rate” in Subsection 1.1. The definition of “Eurodollar Base Rate” in subsection 1.1 of the Credit Agreement is hereby amended and replaced in its entirety as follows:

“Eurodollar Base Rate” means, with respect to any Eurodollar Advance or a Eurodollar Loan for the relevant Interest Period, the rate per annum:

(a) with respect to Credit Extensions made in U.S. dollars or Canadian dollars, determined on the basis of the rate for deposits in U.S. dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M. (London time) two Business Days prior to the beginning of such Interest Period; provided that in the event such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the Eurodollar Base Rate shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which JPMorgan is offered U.S. Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein;

(b) with respect to Credit Extensions made in Pounds Sterling, determined on the basis of the rate for deposits in Pounds Sterling for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M. (London time) on the beginning of such Interest Period, in the case of Floating Rate Loans and European Swingline Loans, and two Business Days prior to the beginning of such Interest Period, in the case of all other Credit Extensions; provided that in the event such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the Eurodollar Base Rate shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which JPMorgan is offered Pounds Sterling deposits at or about 11:00 A.M., London time, on the beginning of such Interest Period, in the case of European Swingline Loans, and two Business Days prior to the beginning of such Interest Period, in the case of all other Credit Extensions in the interbank eurodollar market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein;

(c) with respect to Credit Extensions made in Euros, determined on the basis of the rate for deposits in Euros for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M. (London time), on the beginning of such Interest Period, in the case of Floating Rate Loans and European Swingline Loans, and two Business Days prior to the beginning of such Interest Period, in the case of all other Credit Extensions; provided that in the event such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the Eurodollar Base Rate shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which JPMorgan is offered Euro deposits at or about 11:00 A.M., London time, on the beginning of such Interest Period, in the case of European Swingline Loans, and two Business Days prior to the beginning of such Interest Period, in the case of all other Credit Extensions, in the interbank eurodollar market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein; and

(d) (i) with respect to Credit Extensions made in Norwegian Kroner, determined by reference to the rate at which JPMorgan is offered Norwegian Kroner deposits at or about 11:00 A.M., London time, one Business Day, in the case of Floating Rate Loans and European Swingline Loans, and two Business Days, in the case of all other Credit Extensions, prior to the beginning of such Interest Period in the interbank eurodollar market where its eurocurrency and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

; provided that with respect to any Eurodollar Advance or a Eurodollar Loan denominated in Euro, Pounds Sterling or Norwegian Kroner, the Eurodollar Base Rate shall mean the Eurodollar Base Rate plus if applicable, as reasonably determined by the Administrative Agent in accordance with Schedule 1.1B, the Mandatory Costs.

13. Amendment to the Definition of “Eurodollar Rate” in Subsection 1.1. The definition of “Eurodollar Rate” in subsection 1.1 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Eurodollar Rate” means, for any day, with respect to a Eurodollar Advance or a Eurodollar Loan for the relevant Interest Period, a rate per annum equal to:

(a) with respect to Credit Extensions made in U.S. dollars or Canadian dollars, the sum of (i) the quotient of (A) the Eurodollar Base Rate applicable to such Interest Period, divided by (B) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) the Applicable Margin;

(b) with respect to Credit Extensions made in Euros, the sum of (i) the Eurodollar Base Rate applicable to such Interest Period, plus (ii) the Applicable Margin plus (iii) if applicable, the Mandatory Costs;

(c) with respect to Credit Extensions made in Norwegian Kroner, the sum of (i) the Eurodollar Base Rate applicable to such Interest Period, plus (ii) the Applicable Margin plus (iii) if applicable, the Mandatory Costs; and

(d) with respect to Credit Extensions made in Pounds Sterling, (the sum of (i) the Eurodollar Base Rate applicable to such Interest Period, plus (ii) the Applicable Margin plus (iii) if applicable, the Mandatory Costs.

14. Amendment to the Definition of “Floating Rate” in Subsection 1.1. The definition of “Floating Rate” in subsection 1.1 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Floating Rate” means, for any day, a rate per annum equal to:

(a) with respect to Credit Extensions made in U.S. dollars, (i) the Alternate Base Rate for such day plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

(b) with respect to Credit Extensions made in Canadian dollars, (i) Alternate Base Rate plus (ii) the Applicable Margin, in each case changing when and as the Alternate Base Rate changes.

(c) with respect to Credit Extensions made in Euros, (i) Eurodollar Rate plus (ii) the Applicable Margin, in each case changing when and as the Eurodollar Rate changes;

(d) with respect to Credit Extensions made in Norwegian Kroner, (i) Eurodollar Rate plus (ii) the Applicable Margin, in each case changing when and as the Eurodollar Rate changes; and

(e) with respect to Credit Extensions made in Pounds Sterling, (i) Eurodollar Rate plus (ii) the Applicable Margin, in each case changing when and as the Eurodollar Rate changes.

15. Amendment to the Definition of “Foreign Loan Balance” in Subsection 1.1. The definition of “Foreign Loan Balance” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “Canadian Borrowers,” in the second line thereof the phrase “the Norwegian Borrower,”.

16. Amendment to the Definition of “Funding Account” in Subsection 1.1. The definition of “Funding Account” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “U.K. Borrowers,” in the second line thereof the phrase “Norwegian Borrower, Dutch Borrower,”.

17. Amendment to the Definition of “Interest Period” in Subsection 1.1. The definition of “Interest Period” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “six months thereafter” in the fourth line thereof the phrase “(or, in the case of European Swingline Loans, such other periods as the Swingline Lender and the Borrower shall agree)”.

18. Amendment to the Definition of “Inventory Appraisal” in Subsection 1.1. The definition of “Inventory Appraisal” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “a U.K. Obligated Party,” in the second line thereof the phrase “the Norwegian Borrower,”.

19. Amendment to the Definition of “Letter of Credit” in Subsection 1.1. The definition of “Letter of Credit” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “a letter of credit” in the first line thereof the phrase “, bank guarantee”.

20. Amendment to the Definition of “Obligations” in Subsection 1.1. The definition of “Obligations” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “U.K. Obligations,” in the first line thereof the phrase “Norwegian Obligations, Dutch Obligations,”.

21. Amendment to the Definition of “Security Agreements” in Subsection 1.1. The definition of “Security Agreements” in subsection 1.1 of the Credit Agreement is hereby amended by inserting after “the U.S. Subsidiary Security Agreements,” in the second line thereof the phrase “the Norwegian Security Agreements, the U.K. Assignment,”.

22. Additional Definitions in Subsection 1.1. The following definitions are hereby added to subsection 1.1 of the Credit Agreement:

“Dutch Borrower” means (i) Shakespeare Europe B.V. and (ii) each direct or indirect subsidiary of K2 Inc. organized in the Netherlands and executing a borrowing supplement in a form reasonably satisfactory to the Agent, and, in each case, their respective successors and assigns.

“Dutch Obligations” means with respect to that Dutch Borrower all unpaid principal of and accrued and unpaid interest on the Loans made available to that Dutch Borrower and all accrued and unpaid fees, expenses, reimbursements, indemnities, and other indebtedness, liabilities, and obligations of the Dutch Borrower to the Lenders or to any Lender (including with respect to Facility Rate Management Obligations owing by the Dutch Borrower), any Agent, or any indemnified party arising under any of the Loan Documents.

“Dutch Sublimit” shall have the meaning provided in Section 2.1(a).

“European Agent” means J.P. Morgan Europe Limited or one of its Affiliates, acting through the London branch at 125 London Wall, Floor 9, EC2Y 5AJ, London, United Kingdom.

“European Swingline Loan” has the meaning specified in Section 2.20(d).

“Fronting Fee” means the fronting fee payable by each Lender to the European Agent ratably in accordance with their Pro Rata Share of its Advance in consideration for the fronting of Advances conducted by the European Agent equal to interest, at a rate of 0.25% per annum on all Advances fronted by the European Agent.

“Hong Kong Subsidiary” means Shakespeare Limited, including its respective successors and assigns.

“Mandatory Costs” means, with respect to any Credit Extension or other unpaid sum that is denominated in Euros, Norwegian Kroner or Pounds Sterling, the rate per annum notified by any Lender to the European Agent to be the cost to that Lender of compliance with all reserve asset, liquidity or cash margin or other like requirements of the Bank of England, the Financial Services Authority or the European Central Bank and which shall be determined in accordance with Schedule 1.1B.

“Norwegian Borrower” means (i) Madshus AS and (ii) each direct or indirect subsidiary of K2 Inc. organized in Norway and executing a borrowing supplement in a form reasonably satisfactory to the Agent, and. in each case, their respective successors and assigns.

“Norwegian Borrowing Base” means, at any time, an amount equal to the lesser of (a) $15,000,000 or (b) the Borrowing Base Calculation of the Norwegian Borrower, minus Availability Reserves applicable to the Norwegian Borrower.

“Norwegian Obligations” means with respect to the Norwegian Borrower all unpaid principal of and accrued and unpaid interest on the Loans made available to the Norwegian Borrower and all accrued and unpaid fees, expenses, reimbursements, indemnities, and other indebtedness, liabilities, and obligations of the Norwegian Borrower to the Lenders or to any Lender (including with respect to Facility Rate Management Obligations owing by the Norwegian Borrower), any Agent, or any indemnified party arising under any of the Loan Documents.

“Norwegian Security Agreements” means any general security agreement, dated March 19, 2007, and any future general security agreement or deed of hypothec, between one or more of the Norwegian Borrower and the Collateral Agent, for the benefit of the Agents and the Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

“Participation Fee” has the meaning specified in Section 2.20(h).

“Put Date” has the meaning specified in Section 2.20(f).

“Put Notice” has the meaning specified in Section 2.20(f).

“TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the European Agent to be a suitable replacement) is open for the settlement of payments in Euro.

“U.K. Assignment” means the assignment of receivables and bank accounts dated on or about March 19, 2007 between Shakespeare Company (UK) Limited and the U.K. Security Trustee, for the benefit of the Agents and the Lenders, as such agreement may be amended, restated or otherwise modified from time to time.

23. Amendment to Subsection 2.1(a). Subsection 2.1(a) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

(a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 4, each Lender severally, but not jointly, agrees, upon a Borrower’s request from time to time on any Business Day during the period from the Closing Date to the Facility Termination Date, to make Credit Extensions to, or for the account of, the applicable Borrower in an aggregate amount not in excess of such Lender’s Pro Rata Share of the applicable Borrowing Base, except for Collateral Protection Advances. The Lenders, however, in their unanimous discretion, may elect to make Credit Extensions in excess of the applicable Borrowing Base on one or more occasions, but if they do so, neither the Administrative Agent nor the Lenders shall be deemed thereby to have changed the limits of any Borrowing Base or to be obligated to exceed such limits on any other occasion. If any requested Credit Extension exceeds (i) the Unused Availability (as determined prior to giving effect to such Credit Extension), (ii) with respect to any Credit Extension to the Canadian Borrowers, the unused portion of the Canadian Borrowing Base (after giving effect to all outstanding Loans to the Canadian Borrowers but prior to making any requested Loan to the Canadian Borrowers), (iii) with respect to any Credit Extension to any U.K. Borrower, the unused portion of the U.K. Borrowing Base (after giving effect to all outstanding Loans to the U.K. Borrowers but prior to making any requested Loan to such U.K. Borrower), (iv) with respect to any Credit Extension to the Norwegian Borrower, the unused portion of the Norwegian Borrowing Base (after giving effect to all outstanding Loans to the Norwegian Borrower but prior to making any requested Loan to such Norwegian Borrower) or (v) with respect to any Credit Extension to any U.S. Borrower or Dutch Borrower, the unused portion of the U.S. Borrowing Base (after giving effect to all outstanding Loans to the U.S. Borrowers and Dutch Borrower but prior to making any requested Loan to such U.S. Borrower or Dutch Borrower) (it being understood that the Dutch Borrower shall not have Credit Extensions outstanding at any time in excess of the U.S. dollar equivalent of $2,000,000 (the “Dutch Sublimit”)), then the Lenders may refuse to make or may otherwise restrict the making of Credit Extensions, subject to the Administrative Agent’s authority, in its sole discretion, to make Collateral Protection Advances pursuant to the terms of Section 2.1(i). Subject to the terms of this Agreement, the Borrowers may borrow, repay, and reborrow Revolving Loans at any time prior to the Facility Termination Date. Credit Extensions outstanding under the Existing Credit Agreement shall, as of the Closing Date, be deemed to be outstanding hereunder and subject to the terms hereof as of the Closing Date but with the Interest Periods then applicable thereto under the Existing Credit Agreement (it being understood that accrued amounts owing under the Existing Credit Agreement shall be paid on the Closing Date).

24. Amendment to Subsection 2.1(b). Subsection 2.1(b) of the Credit Agreement is hereby amended by inserting after “Canadian Borrowers” in the fifth line thereof the phrase “Norwegian Borrower, Dutch Borrower”.

25. Amendment to Subsection 2.1(c)(i). Subsection 2.1(c)(i) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

Each Advance shall be made upon a Borrower’s written notice delivered to the Administrative Agent in the form of Exhibit C (a “Borrowing Notice”), or upon telephonic notice pursuant to Section 2.7, which must be received by the Administrative Agent (A) in respect of requests by any U.S. Borrower or the Canadian Borrower, prior to 12:00 noon (Dallas, Texas time) (i) three Business Days prior to the requested Borrowing Date, in the case of any Eurodollar Advance, (ii) on the requested Borrowing Date, in the case of any Floating Rate Advance or (B) in respect of requests by a U.K. Borrower, Dutch Borrower or Norwegian Borrower, prior to 9:30 a.m. (London, England time) (i) three Business Days prior to the requested Borrowing Date, in the case of any Eurodollar Advance, (ii) on the requested Borrowing Date for a U.K. Borrower or Dutch Borrower or one Business Day prior to the requested Borrowing Date for the Norwegian Borrower, in the case of any Floating Rate Advance. Each Borrowing Notice shall specify (A) the Borrowing Date (which shall be a Business Day) of such Advance, (B) the amount of the Advance requested, which (1) in the case of Eurodollar Advances to any U.S. Borrower or the Canadian Borrower shall be in an amount that is not less than $1,500,000 or an integral multiple of $500,000 in excess thereof, (2) in the case of Eurodollar Advances to the U.K. Borrower shall be in an amount that is not less than £250,000 or an integral multiple of £50,000 in excess thereof, (3) in the case of Eurodollar Advances to the Dutch Borrower shall be in an amount that is not less than €500,000 or an integral multiple of €100,000 in excess thereof, (4) in the case of the Eurodollar Advances to the Norwegian Borrower shall be in an amount that is not less than 3,000,000 kr or an integral multiple of 600,000 kr in excess thereof, (5) in the case of Floating Rate Advances to a Canadian Borrower shall be in an amount that is not less than $500,000 or an integral multiple of $250,000 in excess thereof, (6) in the case of Floating Rate Advances to the UK Borrower shall be in an amount that is not less than £25,000 or an integral multiple of £5,000 in excess thereof, (7) in the case of Floating Rate Advances to the Norwegian Borrower shall be in an amount that is not less than 300,000 kr or an integral multiple of 60,000 kr in excess thereof, (8) in the case of Floating Rate Advances to the Dutch Borrower shall be in an amount that is not less than €50,000 or an integral multiple of €10,000 in excess thereof or (9) in the case of Floating Rate Advances to a U.S. Borrower shall be in an amount that is not less than $50,000 or an integral multiple of $10,000 in excess thereof (other than a Floating Rate Advance made pursuant to Section 2.15 or which is used to repay Swingline Loans or European Swingline Loans which may be in the amount of the Swingline Loans or European Swingline Loans, as applicable, being repaid), (C) the Type of Advance requested; provided that if such Borrower fails to specify the Type of Advance requested, such request shall be deemed a request for a Floating Rate Advance, (D) the currency of such Advance and (E) the duration of the Interest Period if the Type of Advance requested is a Eurodollar Advance; provided that if such Borrower fails to select the duration of the Interest Period requested for any Eurodollar Advance, such Borrower shall be deemed to have requested such Eurodollar Advance be made with an Interest Period of one month in duration.

26. Amendment to Subsection 2.1(d). Subsection 2.1(d) of the Credit Agreement is hereby amended by inserting after “the U.K. Borrowers (collectively),” in the fifth line thereof the phrase “the Norwegian Borrower, the Dutch Borrower,”.

27. Amendment to Subsection 2.1(g). Subsection 2.1(g) of the Credit Agreement is hereby amended by:

(a) inserting after “the U.K. Borrowers,” in the sixteenth line thereof the phrase “the Norwegian Borrower, the Dutch Borrower,”

(b) inserting after “the U.K. Borrowing Base,” in the seventeenth line thereof the phrase “the Norwegian Borrowing Base,”.

28. Amendment to Subsection 2.1(j). Subsection 2.1(j) of the Credit Agreement is hereby amended by:

(a) deleting “and U.K. Borrowers” in the heading thereof; and

(b) deleting “and U.K. Borrowers” in the second line thereof.

29. Amendment to Subsection 2.4(a). Subsection 2.4(a) of the Credit Agreement is hereby amended by inserting after “the U.S. Borrowers” in the seventeenth line thereof the phrase “and the Dutch Borrower”.

30. Amendment to Subsection 2.8. Subsection 2.8 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Section 2.8 Interest Periods. After giving effect to any Loan, Advance or continuation of any Eurodollar Loan, (i) with respect to Credit Extensions made in U.S. dollars, there may not be more than eight different Interest Periods in effect hereunder, and (ii) with respect to all other Credit Extensions, there may not be more than eight different Interest Periods in effect hereunder.”

31. Amendment to Subsection 2.11. Subsection 2.11 of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“Section 2.11 Payment of the Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, together with all other Obligations, including all accrued and unpaid interest thereon, on the Facility Termination Date as follows: the Canadian Borrowers shall repay the Canadian Obligations; the U.K. Borrowers shall repay the U.K. Obligations; the Norwegian Borrower shall repay the Norwegian Obligations; the Dutch Borrower shall repay the Dutch Obligations; and the U.S. Borrowers shall repay the U.S. Obligations. The Borrowers may prepay their respective Revolving Loans at any time and reborrow subject to the terms of this Agreement; provided that with respect to any Eurodollar Loans prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers, shall pay to the Administrative Agent, for the account of the Lenders, the amounts described in Section 3.4. In addition, and without limiting the generality of the foregoing, upon demand (i) the Canadian Borrowers shall pay to the Administrative Agent, for account of the Lenders, the amount, if any and without duplication, by which the outstanding Revolving Loans owing by the Canadian Borrowers exceed the Canadian Borrowing Base, (ii) the U.K. Borrowers shall pay to the European Agent, for account of the Lenders, the amount, if any and without duplication, by which the outstanding Revolving Loans owing by the U.K. Borrowers exceed the U.K. Borrowing Base, (iii) the Norwegian Borrower shall pay to the European Agent, for account of the Lenders, the amount, if any and without duplication, by which the outstanding Revolving Loans owing by the Norwegian Borrower exceed the Norwegian Borrowing Base and (iv) the U.S. Borrowers or the Dutch Borrower shall pay to the Administrative Agent or the European Agent, as the case may be, for account of the Lenders, the amount, if any and without duplication, by which the Aggregate Outstanding Credit Exposure owing by the U.S. Borrowers or the Dutch Borrower exceeds the U.S. Borrowing Base (it being understood that the Dutch Borrower shall not have Credit Extensions outstanding at any time in excess of the U.S. dollar equivalent of $2,000,000). Accrued interest on the Revolving Loans shall be due and payable on each Payment Date.”

32. Amendment to Subsection 2.14(a). Subsection 2.14(a) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“(a) All payments to be made by the Borrowers shall be made without setoff, recoupment, or counterclaim. Without in any way limiting any provision of any Security Agreement (including, without limitation, Article 7 of the Parent Security Agreement which is a “Pledge and Security Agreement” or Article 7 of the U.S. Subsidiary Security Agreement which is a “Pledge and Security Agreement”), except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the

Administrative Agent or the European Agent, as applicable, for the account of the Lenders, to the account designated by the such agent and shall be made (i) with respect to any Credit Extension to the U.S. Borrower, in U.S. dollars and in immediately available funds, no later than 12:00 noon (Dallas, Texas time) on the date specified herein; (ii) with respect to any Credit Extension to the Canadian Borrower, in Canadian Dollars and in immediately available funds, no later than 12:00 noon (Dallas, Texas time) on the date specified therein; (iii) with respect to any Credit Extension to the Dutch Borrower, in Euros and in immediately available funds, no later than 12:00 noon (London, England time) on the date specified therein; (iv) with respect to any Credit Extension to the Norwegian Borrower, in Norwegian Kroner and in immediately available funds, no later than 12:00 noon (London, England time) on the date specified therein and (v) with respect to any Credit Extension to the U.K. Borrower, in Pounds Sterling and in immediately available funds, no later than 12:00 noon (London, England time) on the date specified therein. Any payment received by the Administrative Agent or European Agent, as applicable, after such time shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Notwithstanding the foregoing, it is hereby agreed that (i) in the event any payment shall be made in any currency other than the currency in which it was funded, the conversion required will be made at the prevailing rate of exchange on the date and in the market determined by the Administrative Agent or European Agent, as applicable, as being most appropriate for the conversion and (ii) the applicable Borrower shall pay the costs of such conversion.”

33. Amendment to Subsection 2.16. Subsection 2.16 of the Credit Agreement is hereby amended by deleting the phrase “and (b)” after “Canadian Obligations,” in the twenty-fourth line thereof and inserting the phrase “, (b) the Norwegian Borrower shall be applied only to the Norwegian Obligations, (c) any Dutch Obligated Party shall be applied only to the Dutch Obligations and (d)”.

34. Amendment to Section 2. Section 2 of the Credit Agreement is hereby amended by inserting the following new subsection 2.20 after subsection 2.19:

“Section 2.20. Notwithstanding any other provision of this Agreement,

(a) The European Agent. The Dutch Borrower, the Norwegian Borrower and the U.K. Borrowers shall deliver the written notice or telephonic notice (such telephonic notice to be confirmed by the Borrower promptly by hand delivery or facsimile to the European Agent in a form reasonably approved by the European Agent) pursuant to Section 2.7 to the European Agent prior to 9:30 a.m. (London, England time) three Business Days prior to the requested Borrowing Date; provided that in the case of European Swingline Loans funded in Euros or Pounds Sterling, the Borrowers may deliver such notice on the same day as the requested Borrowing Date and, in the case of European Swingline Loans funded in Norwegian Kroner, the Borrowers may deliver such notice on the first Business Day prior to the requested Borrowing Date. Each written notice shall specify the information described in Section 2.1(c) and (i) with respect to any Credit Extension to the Dutch Borrower, the currency of the Advance requested, which shall be Euros; (ii) with respect to any Credit Extension to the Norwegian Borrower, the currency of the Advance requested, which shall be Norwegian Kroner; and (iii) with respect to any Credit Extension to the U.K. Borrowers, the currency of the Advance requested, which shall be Pounds Sterling.

(b) The European Agent’s Election. Subject to the requirements of Section 2.20(c), promptly after receipt of a Borrowing Notice (or telephonic notice in lieu thereof (such telephonic notice to be confirmed by the Borrower promptly by hand delivery or facsimile to the European Agent in a form reasonably approved by the European Agent)) of a requested Floating Rate Advance from the Dutch Borrower, the Norwegian Borrower or the U.K. Borrowers, the European Agent shall elect in its discretion to have the terms of Section 2.20(c) or the terms of Section 2.20(d) apply to such requested Advance. If the European Agent declines in its sole discretion to make a European Swingline Loan pursuant to Section 2.20(d), the terms of Section 2.20(c) shall apply to the requested Advance.

(c) Making of Advances. If the European Agent elects to have the terms of this Section 2.20(c) apply to a requested Floating Rate Advance or if a requested Advance is for a Eurodollar Advance, then promptly after receipt of a Borrowing Notice or telephonic notice in lieu thereof (such telephonic notice to be confirmed by the Borrower promptly by hand delivery or facsimile to the European Agent in a form reasonably approved by the European Agent), the European Agent shall notify the Lenders by telecopy, telephone, or e-mail of the requested Advance. Each Lender funding its Pro Rata Share of the requested Advance shall transfer such Pro Rata Share and JPMorgan Chase Bank, N.A. or an affiliate thereof, on behalf of the European Agent, shall transfer the Pro Rata Share of the requested Advance with respect to each Lender that does not fund its Advance (as fronting lender for such Lenders) in immediately available funds, to the account from time to time designated by the European Agent, not later than 2:00 p.m. (London, England time) on the applicable Borrowing Date. The European Agent shall make the proceeds of such requested Advance available to the applicable Borrower on the applicable Borrowing Date by transferring same day funds to the applicable Funding Account; provided, however, that the amount of Credit Extensions made to the Borrowers on any Borrowing Date shall not exceed the Unused Availability on such date, may not cause the Aggregate Outstanding Credit Exposure to exceed the Aggregate Commitment, and shall not cause the aggregate amount of Credit Extensions outstanding to the Norwegian Borrower, the U.K. Borrowers, or the Dutch Borrower (in the case of the Dutch Borrower, together with the aggregate amount of Credit Extensions outstanding to the U.S. Borrowers) to exceed the Norwegian Borrowing Base, the U.K. Borrowing Base, or the U.S. Borrowing Base (as applicable) after giving effect to any such Credit Extension; provided further, with respect to Credit Extensions made to the Norwegian Borrower, the U.K. Borrowers, or the Dutch Borrower, each Lender may elect to designate a Lending Installation to transfer such funds so that the Lender will be entitled to an exemption from withholding tax under the law of the jurisdiction in which the applicable Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement in connection with such Advance. Each Lender shall notify the European Agent of its intent to fund directly its Pro Rata Share of Advances to the Dutch Borrower, the Norwegian Borrower, or the U.K. Borrowers on or prior to the date on which this Amendment to the Credit Agreement becomes effective.

(d) Making of Swingline Loans. Subject to Section 2.20(c), if the European Agent elects to have the terms of this Section 2.20(d) apply to a requested Floating Rate Advance requested by the Dutch Borrower, Norwegian Borrower, or U.K. Borrower, JPMorgan Chase Bank, N.A. shall make an Advance in the amount requested available to the Dutch Borrower, the Norwegian Borrower, or the U.K. Borrowers (as applicable) on the applicable Borrowing Date by transferring same day funds to the applicable Funding Account. Each advance made solely by JPMorgan Chase Bank, N.A. pursuant to this Section 2.20(d) is referred to in this Agreement as a “European Swingline Loan” and such Advances are referred to as the “European Swingline Loans”. For purposes herein, the term “Swingline Loans” shall be deemed to include “European Swingline Loans” unless otherwise indicated herein. Each European Swingline Loan shall be subject to all the terms and conditions applicable to other Advances funded by the Lenders, except that all payments thereon shall be payable to the European Agent solely for its own account. The aggregate amount of European Swingline Loans outstanding at any time shall not exceed the U.S. dollar equivalent of $20,000,000; provided that the aggregate amount of Swingline Loans outstanding pursuant to Section 2.1(h) shall not be included in such calculation of European Swingline Loans. JPMorgan Chase Bank, N.A. shall not make a European Swingline Loan if the amount of Credit Extensions made to the Borrowers on any Borrowing Date shall exceed the Unused Availability on such date, shall cause the Aggregate Outstanding Credit Exposure to exceed the Aggregate Commitment, or shall cause the aggregate amount of Credit Extensions outstanding to the Norwegian Borrower, the U.K. Borrowers, or the Dutch Borrower (in the case of the Dutch Borrower, together with the aggregate amount of Credit Extensions outstanding to the U.S. Borrowers) to exceed the Norwegian Borrowing

Base, the U.K. Borrowing Base, or the U.S. Borrowing Base (as applicable) after giving effect to any such Credit Extension. The European Swingline Loans shall be secured by the Liens granted to the European Agent in and to the Facility Collateral and shall constitute Obligations hereunder. All European Swingline Loans shall be Floating Rate Advances.

(e) Currency. The currency specified in a Borrowing Notice will be (i) with respect to any Credit Extension to the Dutch Borrower, Euros; (ii) with respect to any Credit Extension to the Norwegian Borrower, Norwegian Kroner; and (iii) with respect to any Credit Extension to any U.K. Borrowers, Pounds Sterling.

(f) European Agent’s Rights.

(i) At any time in its sole discretion, the European Agent shall have the right, upon written notice (a “Put Notice”), to each Lender that has not directly funded its Advances to the Dutch Borrower, Norwegian Borrower, or U.K. Borrowers to require such Lender, within three (3) Business Days following receipt of a Put Notice, to purchase and assume the aggregate outstanding amount of such Lender’s Advance to such Borrower from the European Agent by payment of such amount in immediately available funds in Euros, Pounds Sterling or Norwegian Kroner (as applicable). Each Lender’s duty and obligation to purchase the aggregate outstanding amount of its Advance shall be absolute and unconditional and shall not be affected by any circumstance, including: (a) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the European Agent, the Dutch Borrower, Norwegian Borrower or U.K. Borrowers (as applicable) or any other Person for any reason whatsoever; (b) the occurrence of any Default or Event of Default; (c) any inability of the Dutch Borrower, the Norwegian Borrower, or the U.K. Borrowers (as applicable) to satisfy the conditions precedent to borrowing set forth in this Agreement at any time; or (d) any other circumstance, happening or event whatsoever, whether or not similar to the foregoing. If any Lender does not pay to the European Agent the amount of the aggregate outstanding amount of its Advance within three (3) Business Days after receipt of the Put Notice (the “Put Date”) such Lender shall be required to pay an administration and risk management charge to the European Agent in the amount of $5,000.00, unless such non-payment is due solely to administrative or technical delays in the transmission of funds and payment is made within two (2) Business Days of the Put Date. Notwithstanding the foregoing, if such Lender does not make the aggregate amount outstanding of its Advance available to the European Agent within four (4) Business Days of the Put Notice, such Lender shall pay to the European Agent such amount with interest thereon at a rate of interest equal to the rate applicable to Floating Rate Advances, for the period until such Lender makes such amount immediately available to the European Agent. If such Lender’s share of such borrowing is not made available to the European Agent by such Lender with four (4) Business Days of the Put Notice, the European Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Floating Rate Advances, on demand, from the Borrowers.

(ii) So long as any Event of Default shall have occurred and be continuing, the European Agent shall have the right, upon written notice to each Lender to terminate any requirement on its part under this Agreement to make Advances to the Dutch Borrower, the Norwegian Borrower or the U.K. Borrowers (as applicable) on behalf of the other Lenders.

(g) Participations. Each of the Lenders agrees to enter into and assume a risk participation with and from the European Agent (and the European Agent hereby agrees to such risk participation) in the amount of its Advance on the terms and conditions set out in this Agreement.

(h) Fronting Fee; Participation Fee. When and as the European Agent collects interest on the Advances to the Dutch Borrower, Norwegian Borrower or the U.K. Borrowers fronted by it prior to the Put Date, the European Agent shall retain for its account interest an amount equal to the

Fronting Fee and shall promptly thereafter distribute to each Lender its Pro Rata Share of the remaining Applicable Margin, as a participation fee (the “Participation Fee”). If a Borrower pays less than all of the interest then due and owing by it for any period, that portion of the interest equal to the Participation Fee shall be deemed to be the last portion of interest paid or to be paid.”

35. Amendment to Subsection 3.4. Subsection 3.4 of the Credit Agreement is hereby amended by inserting after “U.S Borrowers,” in the fourth line thereof the phrase “the Canadian Borrower, the U.K. Borrower, the Norwegian Borrower and the Dutch Borrower, as applicable,”.

36. Amendment to Subsection 6.5. Subsection 6.5 of the Credit Agreement is hereby amended by inserting after “Canadian Borrowers,” in the sixth line thereof the phrase “the Norwegian Borrower, the Dutch Borrower,”.

37. Amendment to Subsection 6.9. Subsection 6.9 of the Credit Agreement is hereby amended by inserting after “Canadian Borrowers,” in the fourteenth line thereof the phrase “the Norwegian Borrower, the Dutch Borrower,”.

38. Amendment to Subsection 6.31 Subsection 6.31(a) of the Credit Agreement is hereby amended deleted and replaced in its entirety as follows:

“Section 6.31 Guaranties of the Obligations.

(a) The Parent shall guarantee payment and performance of the Obligations (including, without limitation, the Canadian Obligations, the U.K. Obligations, the Norwegian Obligations, the Dutch Obligations, and the U.S. Obligations) pursuant to the Parent Guaranty Agreement.

(b) Each Canadian Obligated Party (other than K2 Canada), including any Person which becomes a Canadian Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the Canadian Obligations pursuant to a Canadian Guarantee Agreement.

(c) Each U.K. Obligated Party, including any Person which becomes a U.K. Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the U.K. Obligations by becoming a party to the U.K. Debenture.

(d) Each U.S. Obligated Party, including any Person which becomes a U.S. Borrower or a U.S. Subsidiary Guarantor after the Closing Date pursuant to the terms of this Agreement, shall guarantee payment and performance of the U.S. Obligations pursuant to a U.S. Subsidiary Guaranty Agreement.”

39. Amendment to Subsection 6.32(a). Subsection 6.32(a) of the Credit Agreement is hereby amended by:

(a) inserting after “England,” in the sixth line thereof the phrase “Norway, the Netherlands,”; and

(b) inserting after “England,” in the eleventh line thereof the phrase “Norway, the Netherlands,”.

40. Amendment to Subsection 6.32(b). Subsection 6.32(b) of the Credit Agreement is hereby amended by:

(a) deleting the word “and” at the end of clause (iii) in subsection 6.32(b); and

(b) inserting the following new clauses in their entirety after clause (iv) in Subsection 6.32(b):

“and (v) Liens on Facility Collateral owned by the Norwegian Borrower shall secure the Norwegian Obligations;”

41. Amendment to Subsection 8.2(b)(iv). Subsection 8.2(b)(iv) of the Credit Agreement is hereby amended by inserting after “Canadian Borrowing Base” in the second line thereof the phrase “, Norwegian Borrowing Base, Dutch Sublimit”.

42. Amendment to Section 10. Section 10 of the Credit Agreement is amended by inserting the following new subsection 10.21 after subsection 10.20:

“Section 10.21. The Netherlands: Parallel Covenant.

(a) For the purpose of ensuring and preserving the validity and continuity of the security rights granted and to be granted by Shakespeare Company, LLC (for purposes of this Section 10.21, the “Dutch Pledgor”) under or pursuant to the Loan Documents, the Dutch Pledgor hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent an amount equal to its own U.S. Obligations (each such payment undertaking and the obligations and liabilities which are the result thereof the “Dutch Parallel Covenant”).

(b) The Dutch Pledgor and the Collateral Agent acknowledge that:

(i) for this purpose the Dutch Parallel Covenant constitutes undertakings, obligations and liabilities of the Dutch Pledgor to the Collateral Agent which are separate and independent from and without prejudice to, the corresponding U.S. Obligations of the Dutch Pledgor; and

(ii) that the Dutch Parallel Covenant represents the Collateral Agent’s own claim (vordering op naam) to receive payment of the Dutch Parallel Covenant, provided that the total amount which may become due under the Dutch Parallel Covenant shall never exceed the total amount which may become due under the corresponding U.S. Obligations of the Dutch Pledgor.

(c) Every payment of monies made by a Dutch Pledgor to the Collateral Agent shall be in satisfaction pro tanto of the Dutch Parallel Covenant, provided that if any such payment as is mentioned above is subsequently avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, liquidation or similar laws of general application the Collateral Agent shall be entitled to receive the avoided or reduced amount of such payment from the Dutch Pledgor and that Dutch Pledgor shall remain liable to perform the relevant obligation and the relevant liability shall be deemed not to have been discharged.

(d) Subject to the provision in subsection 10.21(c) above, but notwithstanding any of the other provisions of this subsection 10.21:

(i) the total amount due and payable as Dutch Parallel Covenant under this subsection 10.21 shall be decreased to the extent that the Dutch Pledgor pays any amounts to the

Lenders or any of them as a payment for any of its own U.S. Obligations or any Finance Party otherwise receives any amount in payment of (a part of) any of the U.S. Obligations of the Dutch Pledgor; and

(ii) to the extent that the Dutch Pledgor shall have paid any amounts to the Collateral Agent under the Dutch Parallel Covenant or the Collateral Agent shall have otherwise received monies in payment of the Dutch Parallel Covenant, the total amount due and payable by the Dutch Pledgor under its own U.S. Obligations shall be decreased as if said amounts were received directly in payment of the U.S. Obligations of the Dutch Pledgor.

(e) The parties acknowledge that the Collateral Agent acts in its own name and not as agent or representative of the other Lenders or any of them and the rights of pledge created hereunder or pursuant hereto will not be held on trust.

(f) For the avoidance of doubt, the Dutch Pledgor and the Collateral Agent acknowledge and agree, that the rules applicable in case of common property (gemeenschap) do not apply, whether or not by analogy, to the relation between the Lenders.”

43. Amendment to Section 12.1(b)(ii). Section 12.1(b)(ii) of the Credit Agreement is hereby amended by inserting the following new subsection 12.1(b)(ii)(E) after subsection 12.1(b)(ii)(D):

“(E) notwithstanding any of the preceding conditions and with respect to a Dutch Borrower only, the Commitment or the Loans to be assigned shall not be less than EUR 50,000 (or its equivalent in another currency).”

44. Amendment to Section 16.1(c). Section 16.1(c) of the Credit Agreement is hereby deleted and replaced in its entirety as follows:

“(c) Notwithstanding any other provision of this Agreement:

(i) the Canadian Obligated Parties shall not be required to make any payment with respect to, or provide any Facility Collateral as security for, the U.K. Obligations, the Norwegian Obligations, the Dutch Obligations or the U.S. Obligations;

(ii) the U.K. Obligated Parties shall not be required to make any payment with respect to, or provide any Facility Collateral as security for, the Canadian Obligations, the Norwegian Obligations, the Dutch Obligations or the U.S. Obligations;

(iii) the Norwegian Borrower shall not be required to make any payment with respect to, or provide any Facility Collateral as security for, the Canadian Obligations, the U.K. Obligations, the Dutch Obligations or the U.S. Obligations; and

(vi) the Dutch Borrower shall not be required to make any payment with respect to the Canadian Obligations, the U.K. Obligations, the Norwegian Obligations or the U.S. Obligations, or provide any Facility Collateral as security for any of the Obligations.”

45. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment shall not occur, until (i) receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Borrowers, Parent and the Administrative Agent and consented to by the Required Lenders and (ii) the Borrowers have satisfied each of the following conditions in a manner satisfactory to the Administrative Agent and the Lenders, and with respect to any condition requiring delivery of any agreement, certificate, document, or instrument, the Borrowers shall have furnished to the Administrative Agent sufficient copies of any such agreement, certificate, document, or instrument for distribution to the Lenders (such date, the “Amendment Effective Date”).

(a) The Borrowers shall furnish copies of duly approved Resolutions authorizing the execution and delivery of the Loan Documents to which the Borrowers are a party, and, with respect to the Dutch Borrower and the Norwegian Borrower authorizing borrowings and requests for issuance of Facility LCs hereunder, each certified by the secretary of such Obligated Party as being true, correct, and complete.

(b) The Dutch Borrower and the Norwegian Borrower shall furnish an incumbency certificate, executed by the secretary of the Norwegian Borrower and by an authorized signatory of the Dutch Borrower, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of such Obligated Party authorized to sign the Loan Documents to which such Obligated Party is a party and authorized to request Credit Extensions on behalf of the Dutch Borrower and Norwegian Borrower, upon which certificate the Agents, the LC Issuer, the Acceptance Lender, and the Lenders shall be entitled to rely until informed of any change in writing by such Borrowers.

(c) The Dutch Borrower and the Norwegian Borrower shall furnish a certificate, signed by the chief financial officer of the Parent of the Dutch Borrower and the Norwegian Borrower, specifying the deposit accounts which are the respective Funding Accounts of the Dutch Borrower and the Norwegian Borrower.

(d) The Lenders shall have received such opinions of counsel as any Lender shall reasonably request, each such opinion to be in a form, scope, and substance reasonably satisfactory to the Lenders and their respective counsel.

(e) The Dutch Borrower and the Norwegian Borrower shall furnish:

(i) acknowledgment copies, verification statements, or certified copies of proper financing statements or similar filings, duly filed on or before the Amendment Effective Date that the Administrative Agent may deem necessary or reasonably desirable in order to perfect and/or continue the Agents’ Liens granted by the Norwegian Borrower;

(ii) executed copies of the Guaranty Agreements, Security Agreements and all other security documents (the “Security Documents”) the Administrative Agent may deem necessary or reasonably desirable in order to secure the obligations and liabilities of the Norwegian Borrower;

(iii)(A) all certificates evidencing the Capital Stock required to be pledged pursuant to the Security Agreements and, in respect of the Dutch Borrower, an executed copy of a notarial deed of the pledge of 65% of the shares in the capital of the Dutch Borrower, by and between the parent of the Dutch Borrower, as pledgor, the Collateral Agent, as pledgee, and the Dutch Borrower and (B) each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Documents endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

46. Representations, Warranties and Covenants. On and as of the date hereof, each of the Dutch Borrower and the Norwegian Borrower hereby (i) agrees that, by its execution and delivery of this Amendment, it shall become a party to and be bound by the covenants and agreements in the Credit Agreement and the other Loan Documents as amended hereby as a “Borrower” thereunder to the same extent and with the same effect as if it had been an original party to the Credit Agreement, (ii) represents and warrants that the representations and warranties made in the Credit Agreement by each Borrower are, to the extent applicable to it, true and correct in all material respects as to itself on the date hereof and (iii) represents and warrants that there is no Tax or Other Tax (excluding any Excluded Tax) imposed by any governmental or public body or authority of or within the Netherlands or Norway, as the case may be, on any payment required to be made by such Borrower under or as contemplated by the Credit Agreement as amended hereby to the Administrative Agent, the European Administrative Agent or any Lender or as a result of the execution and delivery by such Borrower of any Loan Document, and none of the Administrative Agent, the European Administrative Agent or any Lender is required to make or obtain any filing, recording, registration, consent, approval, license or exemption with or from any such governmental or public body or authority in order to make the foregoing representation and warranty in this clause (iii) true or accurate.

47. Increase of Aggregate Commitment. (a) Pursuant to Section 2.1(b) of the Credit Agreement, the U.S. Borrower hereby confirms its request to increase the Aggregate Commitment by an amount equal to $20,000,000 (the “Requested Increase”) and each Lender hereby waives any further notice of the Requested Increase.

(b) Subject to the terms and conditions of the Credit Agreement and this Amendment, each Lender (other than the Lenders that declined to increase their respective Commitment) agrees that its Commitment shall be increased as of March 19, 2007 to the amount set forth opposite its name on Schedule 1 hereto.

(c) For the avoidance of doubt, each U.K. Guarantor confirms that its guarantees and indemnities contained in the U.K. Debenture shall continue in full force and effect and shall extend to cover all amounts owing from time to time by the U.K. Obligated Parties to the Lenders or to any Lender, any Agent, the U.K. Security Trustee or any indemnified party, pursuant to the Credit Agreement as amended by this Amendment.

48. Continuing Effect; No Other Amendments. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or purpose.

49. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

50. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by the parties hereto shall be delivered to the Borrower and the Administrative Agent. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

51. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Lender and as European Agent

By:	/s/ Kevin D. Padgett
Name:	Kevin D. Padgett
Title:	Vice President

First Amendment - Signature Page

K2 INC.

By:	/s/ Dudley W. Mendenhall
Dudley W. Mendenhall
Senior Vice President and Chief Financial Officer

First Amendment - Signature Page

JT SPORTS LLC
EX OFFICIO LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
EARTH PRODUCTS, INC.
K-2 CORPORATION
K-2 INTERNATIONAL, INC.
K2 LICENSED PRODUCTS, INC.
K2 MERCHANDISING, INC.
K2 SNOWSHOES, INC.
KATIN, INC.
MORROW SNOWBOARDS, INC.
RAWLINGS SPORTING GOODS COMPANY
RIDE, INC.
RIDE SNOWBOARD COMPANY
SHAKESPEARE INDUSTRIES, INC.
SITCA CORPORATION
SMCA, INC.
STEARNS INC.
SHAKESPEARE ALL STAR ACQUISITION LLC
K2 CORPORATION OF CANADA
RAWLINGS CANADA INCORPORATED
SHAKESPEARE COMPANY (UK) LIMITED
SHAKESPEARE INTERNATIONAL LIMITED
SHAKESPEARE LIMITED
SHAKESPEARE MONOFILAMENT UK LIMITED
MARKER VOLKL USA INC.
SPORTS RECREATION COMPANY LTD.
EX OFFICIO INTERNET COMPANY, LLC
MARMOT MOUNTAIN LLC
MIKEN SPORTS, LLC
K-2 INTERNET COMPANY, LLC
SEVCA, LLC
SHAKESPEARE EUROPE BV
MADSHUS AS
SEASTRIKER, INC.
PENN INTERNATIONAL, LLC
PENN ACQUISITION CORPORATION
PENN FISHING TACKLE MFG. CO. RODCO, INC.
HEGINS PRECISION CORP.

By:	/s/ Dudley W. Mendenhall
Dudley W. Mendenhall
Authorized Signatory

First Amendment - Signature Page